Employee Benefit Plans	3 Months Ended
Mar. 31, 2021
Retirement Benefits [Abstract]
Employee Benefit Plans	Employee Benefit Plans
Defined Benefit Plans
The Company recognizes net periodic benefit cost based on the actuarial analysis performed at the previous year end, adjusted if certain significant events occur during the year.
The components of net periodic benefit cost follows:

	Three Months Ended March 31,
(in millions)	2021	2020
Service cost	$0.7	$0.7
Interest cost	0.7	1.1
Expected return on plan assets	(2.4)	(2.4)
Amortization of unrecognized loss(1)	1.6	1.4
Settlement expense	0.4	—
Net periodic benefit cost	$1.0	$0.8
(1)Includes amortization of unrecognized actuarial (gain) loss and prior service credits and excludes provision for income tax of $(0.4) million and $(0.3) million for the three months ended March 31, 2021, and 2020, respectively.
The components of net periodic benefit cost, other than the service cost component, are included in other non-operating expense (income), net.